EXHIBIT 10.20

THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SUCH ACT AND SUCH STATE LAWS OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

OPTION TO PURCHASE CAPITAL UNITS

TENNESSEE VALLEY AGRI-ENERGY, LLC

Dated March 22, 2006

THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged,                                               or his lawful assignee (the “Holder”) is entitled to subscribe for and purchase from Tennessee Valley Agri-Energy, LLC, a Delaware limited liability company (the “Company”), 25,000 of the Capital Units of the Company pursuant to the terms and subject to the conditions hereof.  The Capital Units that may be acquired upon exercise of this Option are referred to herein as the “Option Units.”  As used herein, the term “Holder” means the Holder, any party who acquires all or part of this Option as a registered transferee of the Holder, or any record holder or holders of the Option Units issued upon exercise, whether in whole or in part, of the Option.

This Option is subject to the following provisions, terms and conditions:

1.                                       Exercise and Term.

(a)                                  The right to purchase the Option Units at the Option Exercise Price shall be exercisable at any time from and after the date on which the financing necessary to commence construction of the Company’s proposed ethanol production facility (the “Facility”) is closed upon (“Financial Closing”) and shall continue for a period of five (5) years following such date (the “Exercise Period”), after which date all such rights shall terminate.  Notwithstanding the above, this right to purchase the Option Units will be forfeited by the Holder should                                  not continually serve as a manager or officer of the Company through Financial Closing.

(b)                                 The rights represented by this Option may be exercised by the Holder hereof, in whole or in part (but not as to a fractional units), by written notice of the Holder’s irrevocable election to exercise the purchase right represented by such Option (in the form attached hereto) delivered to the Company ten (10) days prior to the intended date of exercise at its principal offices prior to the expiration of this Option along with or preceded by (i) a certified or bank cashier’s check in payment of the Option Exercise Price for the Option Units, and (ii) the surrender of this Option.

2.                                       Option Exercise Price.  The Option Units shall be exercisable at a price of one dollar ($1.00) per Option Unit (the “Option Exercise Price”).

3.                                       Issuance of Securities.  The Company agrees that the Option Units purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Option shall have been surrendered and the payment made for such Option Units as aforesaid.  Within a reasonable time, not exceeding ten (10) days after the rights represented by this Option shall have been so exercised, and, unless this Option has expired, a new Option representing the number of Option Units, if any, with respect to which this Option shall not then have been exercised shall also be delivered to the holder hereof.

4.                                       Status as Accredited Investor.  The Holder represents and options to the Company that as of the date of this Option, Holder is an ‘accredited investor’ as that term is defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended, and Holder understands that the Company is relying upon this representation in connection with the issuance of this Option to Holder.

5.                                       Covenants of Company.  The Company agrees that all Option Units which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be duly authorized and issued, fully paid and nonassessable.  The Company further agrees that during the period within which the rights represented by this Option may be exercised, in the event this Option is exercised, the Company will have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Option, a sufficient number of such Option Units, to provide for the exercise of the rights represented by this Option.

6.                                       Anti-dilution Adjustments.  The above provisions are, however, subject to the following:

(a)                                  In case the Company shall at any time hereafter subdivide or combine its outstanding Capital Units, the Option Exercise Price, in effect immediately prior to the subdivision or combination shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision, and each Option Unit purchasable upon exercise of the Option shall be changed to the number determined by dividing the then current Option Exercise Price by the exercise price as adjusted after the subdivision or combination.

(b)                                 If any merger, capital reorganization or reclassification of the outstanding capital interests of the Company, or consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity shall be effected in such a way that holders of the Company’s Capital Units shall be entitled to receive securities or assets with respect to or in exchange for their Capital Units (an “Exchange Event”), then, from and after such Exchange Event, the Option will be exercisable, upon the terms and conditions specified in this Option, for an amount of such securities or assets to which a holder of the number of Capital Units purchasable upon exercise of the Option at the time of such Exchange Event would have been entitled to receive upon such Exchange Event.  Appropriate provisions will be made with respect to the rights and interests of the Holder to ensure that the provisions of this Option (including without limitation the provisions to adjust the Option Exercise Price and the number of Capital Units purchasable upon the exercise of this Option) will be applicable, as nearly as may be, in relation to any such securities or assets deliverable upon the exercise of this Option after an Exchange Event.  The Company will not effect any Exchange Event unless, prior to the consummation thereof, the successor or purchasing corporation (if other than the Company) with respect to such Exchange Event, assumes by written instrument executed and delivered to the Holder at the address of such Holder as shown on the books of the Company, the obligation to deliver to such Holder such securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

(c)                                  Upon any adjustment of the Option Exercise Price in accordance with this Section 6, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Option at the address of such Holder as shown on the books of the Company, which notice shall state the Option Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Capital

Units purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

7.                                       No Voting Rights.  This Option shall not entitle the holder hereof to any voting rights or other rights as a unitholder of the Company.

8.                                       Transfer of Option or Resale.  The holder acknowledges that it has obtained this Option for investment and not with the intention of making any resale or distribution.  The holder further acknowledges (a) that neither this Option nor any of the securities obtainable under it have been registered under the Securities Act of 1933, as amended, or any state securities statutes, and (b) that neither this Option nor any securities obtained under it may be transferred without such registration or an opinion of legal counsel acceptable to the Company that such transfer may be made without registration.

9.                                       Successors and Assigns.  This Option shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.  The Holder of this Option may assign any of its rights under this Option to his or her heirs to the extent permitted by this Option and applicable law (including, without limitation, federal and state securities laws and regulations).

10.                                 Governing Law.  This Option shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, Tennessee Valley Agri-Energy, LLC has caused this Option to be signed by its duly authorized officer.

TENNESSEE VALLEY AGRI-ENERGY, LLC

Bartt R. McCormack,
Manager and President

OPTION EXERCISE

(To be signed only upon exercise of Option)

The undersigned, the Holder of a Option to purchase Capital Units of Tennessee Valley Agri-Energy, LLC, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder,                      of the Capital Units to which such Option relates and herewith makes payment of $                        therefor in cash or by check and requests that the certificates for such Capital Units be issued in the name of, and be delivered to                                            , whose address is set forth below the signature of the undersigned.  This Option Exercise form is accompanied by the original Option, which is hereby surrendered to the extent necessary to effect the exercise.

Dated:
(Signature)

(Print Name)

(Address)

ASSIGNMENT FORM

(To be signed upon authorized transfer of Option)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                       the right to purchase              Capital Units of Tennessee Valley Agri-Energy, LLC, to which the within Option relates and appoints                           attorney, to transfer said right on the books of Tennessee Valley Agri-Energy, LLC with full power of substitution in the premises.

Dated:
(Signature)

(Print Name)

(Address)